UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): September 17, 2018

BOXLIGHT CORPORATION

(Exact name of registrant as specified in charter)

Nevada	8211	46-4116523
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

BOXLIGHT CORPORATION

1045 Progress Circle

Lawrenceville, Georgia 30043

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement

On September 17, 2018 we completed the acquisition of 100% of the membership interest equity of EOSEDU, LLC, an Arizona limited liability company owned by Daniel and Aleksandra Leis. The transactions contemplated by the purchase were effective as of August 31, 2018. There is no material relationship or other affiliation between the parties to the agreement.

EOSEDU is in the business of providing technology consulting, training, and professional development services to create sustainable programs that integrate technology with curriculum in K-12 schools and districts.

The purchase price paid at closing was 100,000 shares of our Class A common stock. The business formerly conducted by EOSEDU will be operated as a division of our subsidiary Boxlight, Inc. As part of the transaction, Daniel and Aleksandra Leis each received three-year employment agreements with Boxlight, Inc., under which each person shall serve as executives of Boxlight, Inc. at annual base salaries of $121,000 plus a commission equal to 5% of gross revenues derived by Boxlight, Inc. from the services provided from the EOSEDU business to clients of Boxlight, Inc. In addition, Daniel and Aleksandra Leis shall each receive stock options to purchase 16,000 shares of our Class A common stock on each anniversary of their employment, with the first grant commencing on September 17, 2018. The options will vest for a period of four years from the annual grant date. The exercise price at the time of the annual award will be the closing market price of our Class A common stock on the grant date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Operating Agreement of EOSEDU, LLC by and between the Registrant and EOSEDU, LLC dated September 17, 2018 (Incorporated by reference to Exhibit 4.8 in the Registration Statement on Form S-1/A(Reg. No. 333-226068) filed on September 25, 2018)

10.1	Membership Interest Purchase Agreement, dated as of September 17, 2018 (Incorporated by reference to Exhibit 10.24 in the Registration Statement on Form S-1/A(Reg. No. 333-226068) filed on September 25, 2018)

10.2	Employment Agreement, dated September 1, 2018 by and between the Registrant and Aleksandra Leis (Incorporated by reference to Exhibit 10.25 in the Registration Statement on Form S-1/A(Reg. No. 333-226068) filed on September 25, 2018)

10.3	Employment Agreement, dated September 1, 2018 by and between the Registrant and Daniel Leis (Incorporated by reference to Exhibit 10.26 in the Registration Statement on Form S-1/A(Reg. No. 333-226068) filed on September 25, 2018)

99	Press Release, dated September 24, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXLIGHT CORPORATION

By:	/s/ Takesha Brown
Name:	Takesha Brown
Title:	Chief Financial Officer

Dated: September 26, 2018

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